UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2005

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                      0-26224                  51-0317849
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On July 26, 2005, the Compensation Committee of the Board of Directors of Integra LifeSciences Holdings Corporation modified the standard vesting schedule for stock options granted under its stock option plans and equity incentive plans on or after July 26, 2005. The modification provides that one quarter of each option grant shall vest on each of the one year anniversary of the grant date, the two year anniversary of the grant date, the three year anniversary of the grant date and the four year anniversary of the grant date.

The form "Notice of Grant of Stock Options and Option Agreement" to be used in connection with stock options grants is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number    Description of Exhibit
--------------    ---------------------------

10.1              Form of Notice of Grant of Stock Options and Option
                  Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

   Date: July 29, 2005                  By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer

                                 Exhibit Index


Exhibit Number    Description of Exhibit
--------------    ---------------------------

10.1             Form of Notice of Grant of Stock Options and Option
                 Agreement